CSFB

Credit Suisse First Boston

HOME EQUITY ASSET TRUST 2003-5

DERIVED COLLATERAL INFORMATION   8/06/03

$550,000,000

Total Bonds Offered & Non-Offered

(Approximate)

Home Equity Pass-Through Certificates, Series 2003-5

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – Aggregate Collateral > $500,000

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 6/01/03 cutoff date.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.50% and 0.50% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	21
Total Outstanding Loan Balance	$12,193,706	Min	Max
Average Loan Current Balance	$580,653	$503,171	$863,432
Weighted Average Original LTV	76.5%*
Weighted Average Coupon	6.70%	5.50%	8.22%
Arm Weighted Average Coupon	6.66%
Fixed Weighted Average Coupon	6.88%
Weighted Average Margin	5.71%	4.38%	8.07%
Weighted Average FICO (Non-Zero)	648
Weighted Average Age (Months)	2
% First Liens	100.0%
% Second Liens	0.0%
% Arms	80.8%
% Fixed	19.2%
% of Loans with Mortgage Insurance	0.0%

		Total
	No of	Scheduled
Current Rate (%)	Loans	Balance	%	WAC	OLTV	Fico
0.01 - 5.50	1	543,404.56	4.5	5.50	80.0	628
5.51 - 6.00	2	1,198,761.14	9.8	5.81	76.1	712
6.01 - 6.50	6	3,660,276.65	30.0	6.41	76.7	640
6.51 - 7.00	7	4,011,462.73	32.9	6.82	72.5	654
7.01 - 7.50	3	1,714,873.90	14.1	7.20	82.6	629
7.51 - 8.00	1	549,257.94	4.5	7.99	78.2	649
8.01 - 8.50	1	515,668.94	4.2	8.22	80.0	590
Total:	21	12,193,705.86	100.0	6.70	76.5	648

		Total
	No of	Scheduled
FICO	Loans	Balance	%	WAC	OLTV	Fico
581 - 590	1	515,668.94	4.2	8.22	80.0	590
601 - 610	1	863,431.81	7.1	6.50	66.5	610
611 - 620	1	597,120.73	4.9	7.20	88.2	619
621 - 630	3	1,672,404.55	13.7	6.35	78.3	629
631 - 640	4	2,372,976.27	19.5	6.90	76.0	634
641 - 650	4	2,143,290.93	17.6	6.88	80.8	649
651 - 660	1	519,529.82	4.3	6.50	80.0	651
661 - 670	1	503,171.17	4.1	7.00	80.0	662
671 - 680	2	1,248,208.42	10.2	6.15	61.7	673
681 - 690	2	1,158,500.65	9.5	6.62	77.4	685
741 - 750	1	599,402.58	4.9	6.00	80.0	748
Total:	21	12,193,705.86	100.0	6.70	76.5	648

		Total
	No of	Scheduled
Scheduled Balance	Loans	Balance	%	WAC	OLTV	Fico
500,001 - 550,000	9	4,729,198.28	38.8	6.84	81.2	638
550,001 - 600,000	8	4,697,002.81	38.5	6.63	77.9	666
600,001 >=	4	2,767,504.77	22.7	6.59	66.0	635
Total:	21	12,193,705.86	100.0	6.70	76.5	648

		Total
	No of	Scheduled
Original LTV (%)	Loans	Balance	%	WAC	OLTV	Fico
50.01 - 55.00	1	648,849.86	5.3	6.63	52.0	672
65.01 - 70.00	2	1,511,784.16	12.4	6.66	66.4	621
70.01 - 75.00	4	2,382,390.15	19.5	6.56	73.7	656
75.01 - 80.00	11	6,007,395.12	49.3	6.74	79.8	653
80.01 - 85.00	1	526,999.99	4.3	6.13	85.0	649
85.01 - 90.00	2	1,116,286.58	9.2	7.17	87.8	627
Total:	21	12,193,705.86	100.0	6.70	76.5	648

		Total
	No of	Scheduled
Documentation Type	Loans	Balance	%	WAC	OLTV	Fico
Full	18	10,452,095.57	85.7	6.63	76.8	650
Reduced	2	1,093,257.94	9.0	7.25	79.1	639
No Income/ No Asset	1	648,352.35	5.3	6.88	66.2	635
Total:	21	12,193,705.86	100.0	6.70	76.5	648

		Total
	No of	Scheduled
Occupancy Status	Loans	Balance	%	WAC	OLTV	Fico
Primary	21	12,193,705.86	100.0	6.70	76.5	648
Total:	21	12,193,705.86	100.0	6.70	76.5	648

		Total
	No of	Scheduled
State	Loans	Balance	%	WAC	OLTV	Fico
California	15	8,762,817.39	71.9	6.55	77.8	649
Illinois	1	648,849.86	5.3	6.63	52.0	672
Washington	1	599,358.56	4.9	5.63	72.2	675
Florida	1	598,587.32	4.9	7.25	72.7	633
Connecticut	1	549,257.94	4.5	7.99	78.2	649
Missouri	1	519,165.85	4.3	7.13	87.4	636
North Carolina	1	515,668.94	4.2	8.22	80.0	590
Total:	21	12,193,705.86	100.0	6.70	76.5	648

		Total
	No of	Scheduled
Purpose	Loans	Balance	%	WAC	OLTV	Fico
Purchase	10	5,792,866.06	47.5	6.36	76.6	657
Refinance - Rate Term	2	1,198,107.80	9.8	7.25	64.0	661
Refinance - Cashout	9	5,202,732.00	42.7	6.95	79.1	635
Total:	21	12,193,705.86	100.0	6.70	76.5	648

		Total
	No of	Scheduled
Product	Loans	Balance	%	WAC	OLTV	Fico
Arm 2/28	11	6,480,531.80	53.2	6.73	77.5	633
Arm 3/27	6	3,366,481.94	27.6	6.53	74.5	654
Fixed Rate	4	2,346,692.12	19.3	6.88	76.5	680
Total:	21	12,193,705.86	100.0	6.70	76.5	648

		Total
	No of	Scheduled
Property Type	Loans	Balance	%	WAC	OLTV	Fico
Single Family Residence	15	8,763,266.30	71.9	6.73	76.5	649
PUD	4	2,351,876.75	19.3	6.64	74.6	644
2-4 Family	2	1,078,562.81	8.9	6.63	80.0	650
Total:	21	12,193,705.86	100.0	6.70	76.5	648

		Total
	No of	Scheduled
Prepay Penalty	Loans	Balance	%	WAC	OLTV	Fico
24	12	7,039,588.17	57.7	6.74	77.7	637
36	8	4,554,673.42	37.4	6.69	74.8	660
60	1	599,444.28	4.9	6.38	75.0	687
Total:	21	12,193,705.86	100.0	6.70	76.5	648